SUPPLEMENT DATED JULY 21, 2014
to

PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT CHARTER AND NEW YORK KEYPORT LATITUDE

PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR, NEW YORK KEYPORT ADVISOR VISTA,
NEW YORK KEYPORT VISTA, NEW YORK KEYPORT ADVISOR CHARTER,
NEW YORK KEYPORT OPTIMA AND NEW YORK KEYPORT ADVISOR OPTIMA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
(FORMERLY KNOWN AS SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK)
KBL VARIABLE ACCOUNT A

1.	Effective immediately, Sun Life Insurance and Annuity Company of New York has changed its name to Delaware Life Insurance Company of New York.

As a result of the name change, all references throughout the Prospectus to Sun Life Insurance and Annuity Company of New York are hereby deleted and replaced by Delaware Life Insurance Company of New York and all references to Sun Life (N.Y.) are hereby deleted and replaced by Delaware Life (N.Y.).

2.	The section in the Prospectus entitled “SUN LIFE (N.Y.) AND THE VARIABLE ACCOUNT” is hereby deleted and replaced with the following”

DELAWARE LIFE (N.Y.) AND THE VARIABLE ACCOUNT

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. We do business primarily in New York. Our Home Office is located at 1115 Broadway, 12th Floor, New York, NY 10010.

We are owned indirectly by Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter.

The Variable Account was established on February 6, 1998, pursuant to the provisions of the New York law, as a segregated investment account. The Variable Account meets the definition of “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Certificates are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Keyport NY 7/2014